Exhibit 10.1

                            STOCK EXCHANGE AGREEMENT

                  This Stock Exchange Agreement (the "AGREEMENT") dated as of the _____ day of April 2003, is by and amongst Xstream Beverage Group, Inc., a Nevada corporation (hereinafter referred to as "Buyer" or "Xstream") and, Total Beverage Network, Inc., a Florida corporation, and those shareholders of Total Beverage Network who execute this Agreement or tender their share certificates (the "Shareholders").

                  WHEREAS, the respective Board of Directors of Buyer and the Company deem the acquisition by Buyer of all of the issued and outstanding capital stock of the Company on the terms set forth in this Agreement to be desirable, generally to the welfare and advantage of each, and in the best interests of the shareholders of each;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained, and for the purpose of prescribing the terms and conditions of such acquisition, the mode of carrying it into effect, and such other details and provisions as are necessary or desirable, the parties hereto hereby represent, warrant, covenant and agree as follows:

                                    ARTICLE I
                                PLAN OF AGREEMENT

1.01 Number of Shares and other Consideration. Subject to the further conditions of this Agreement and the truth of the representations and warranties provided herein, the Shareholders agree to transfer to Buyer 500 shares each of the issued and outstanding shares of common stock of the Company. The 1,000 shares in total being the "Shares."

               In consideration for the transfer of the Shares, Xstream shall issue to the Total Beverage Network, shareholders a total of one million shares of restricted common stock of Xstream (500,000 shares each). The Shareholders represent that they are sophisticated investors, and have had an opportunity to evaluate the risks associated with the receipt of the Xstream shares.

ARTICLE II REPRESENTATIONS AND WARRANTIES OF COMPANY AND SHAREHOLDERS Total Beverage and the Shareholders represent and warrants to Buyer that:

2.01 Incorporation, Common Stock, Etc. The Company is a corporation duly organized and existing in good standing under the laws of Florida. There are, and at the Closing will be no outstanding subscriptions, options, warrants, convertible securities, calls, commitments or agreements calling for or requiring issuance or transfer, sale or other disposition of any shares of capital stock of the Company or calling for or requiring the issuance of any securities or rights convertible into or exchangeable (including on a contingent basis) for shares of capital stock. All of the outstanding shares of the Company are duly authorized, validly issued, fully paid and non- assessable. There are no dividends due, to be paid or are in arrears with respect to any of the capital stock of Company.

2.02 Company Financial Statements. Company has provided Xstream with it most recent financial statements. These financial statements present fairly the financial position of the Company. There has been no material change in the financial condition of the Company since the date of the financial statements. All known liabilities of the Company are set forth in the financial statements and there are not undisclosed liabilities of any kind or nature.

2.03 Litigation. There are no actions, suits, proceedings, or investigations pending or, to the best of its knowledge, threatened or contemplated against the Company.

2.04 Compliance with Laws. To the best of its knowledge, the Company has complied in all material respects with all laws, regulations, orders, domestic and foreign, and neither the present uses of their properties nor the conduct of its business violate any such laws, regulations, orders or requirements.

2.05 Indebtedness. The Company, has not executed any instruments, entered into any agreements or arrangements pursuant to which the Company has borrowed any money, incurred or guaranteed any indebtedness or established any line of credit which represents a liability of the Company as of the date thereof.

2.06 No Material Adverse Change. Since the Company Balance Sheet Dates, there has not been any material adverse change in the condition, financial or otherwise, of the Company's business, nor has there been any material transaction entered into by the Company. The Company has not incurred any material obligations, contingent or otherwise except for legal and accounting fees and expenses in connection with the transactions contemplated by this Agreement.

2.07 No Defaults. Neither the execution nor delivery of this Agreement nor the consummation of the contemplated transaction are events which, of themselves or with the giving of notice or passage of time or both, could constitute a violation of or conflict with or result in any breach of or default under the terms, conditions or provisions of any judgment, law, regulation or agreement.

2.08 Corporate Action of Company. The Board of Directors of the Company has duly authorized the execution and delivery of this Agreement. Subject to the approval of the stockholders of the Company as provided herein, this Agreement constitutes a valid, legal and binding agreement of Company and is enforceable in accordance with its terms.

2.09 Intentionally Blank.

2.10 Taxes. The Company has no knowledge of any tax deficiency which has been or might be asserted against it which would materially and adversely affect the business or operations of the Company.

2.11 Intentionally omitted.

2.12 Licenses. The Company has obtained all required licenses, permits or other governmental authorization for the conduct of its business as now being conducted.

2.13 Bank Accounts. Attached hereto as Schedule 2.13 is a listing of all bank accounts and account numbers which are currently held by the Company. The Company shall take such steps as necessary in order for Xstream or its designees to be named as signatories.

2.14 Contracts and Commitments. Except as set forth in Schedule 2.14, there are no contracts nor commitments of the Company requiring any future payment to an officer, director, employee, agent or shareholder of Company. Also attached and marked as Exhibit 2.14(b) is a list of all current employees and the salary of each.

2.15 Representations True and Correct. This Agreement and the Schedules and Exhibits attached hereto do not contain any untrue statement of a material fact concerning Company or omits any material fact concerning Company or the Shareholder which is necessary in order to make the statements therein not misleading. All of the representations and warranties contained herein (including all statements contained in any certificate or other instrument delivered by or on behalf of the Shareholders pursuant hereto or in connection with the transactions contemplated hereby) shall survive the Closing.

2.16 Indemnification. The Company shall indemnify and hold Buyer, its officers and directors, harmless of and in respect of:

         (1) Any damage or loss resulting from any loss, liability damage, misrepresentation, breach of warranty or nonfulfillment on the part of Company under this Agreement or from any misrepresentation or omission from any certificates or other instrument furnished to Buyer pursuant to this agreement. Notwithstanding the foregoing, there shall be no right of indemnification and, Buyer shall not be entitled to a claim for indemnification for any loss resulting from any change in the price of Xstream common stock.

         (2) All actions, suits, proceedings, demands assessments, judgments, costs and expenses incident to any of the foregoing including reasonable attorneys' fees and all costs incurred by Buyer to enforce this Agreement against Company.

2.17. Ownership of the Shares. The Shareholders own 100% of the issued and outstanding shares of stock of Company. The Shares are owned free and clear of any liens or encumbrances and that the Shareholders are free to transfer the Shares without the consent of any third party.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to the Shareholder and Company that:

3.01 Incorporation, Common Stock, Etc. Buyer is a corporation duly organized and existing in good standing under the laws of the State of Nevada. The Buyer has full corporate power and authority to carry on its business as it is now being conducted and to own and operate its assets, businesses and properties.

3.02 Corporate Action of Buyer. The Board of Directors of the Buyer has duly authorized the execution and delivery of this Agreement. This Agreement constitutes a valid, legal and binding agreement of Buyer and is enforceable in accordance with its terms.

3.03 Representations True and Correct. This Agreement and the Schedules and Exhibits attached hereto do not contain any untrue statement of a material fact concerning Buyer or omits any material fact concerning Buyer which is necessary in order to make the statements therein not misleading. All of the representations and warranties contained herein (including all statements contained in any certificate or other instrument delivered by or on behalf of the Buyer) shall survive the closing.

3.04 Indemnification. Buyer shall indemnify and hold Company, and their respective officers and directors, harmless of and in respect of:

         (1) Any damage or loss resulting from any loss, liability, damage, misrepresentation, breach of warranty or nonfulfillment on the part of Buyer under this agreement or from any misrepresentation or omission from any certificates or other instrument furnished to Company pursuant to this agreement.

         (2) All actions, suits, proceedings, demands assessments, judgments, costs and expenses incident to any of the foregoing including reasonable attorneys' fees and all costs incurred by Company to enforce this agreement against Buyer.

                                   ARTICLE IV
                 CONDITIONS TO THE OBLIGATIONS OF BUYER TO CLOSE

     The obligations of Buyer under this Agreement are, subject to the fulfillment of the following conditions at, or prior to, the closing date:

4.01 Representations, Warranties and Covenants. All representations and warranties of Company contained in this Agreement and in any statement, certificate, schedule or other document delivered by Company pursuant hereto or in connection herewith shall have been true and accurate in all respects as of the date when made and as of the Closing Date.

                                    ARTICLE V
          CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND SHAREHOLDERS

         The obligations of the Shareholders is subject to the fulfillment of the following conditions at or prior to the Closing Date:

5.01 Representations, Warranties and Covenants. All representations and warranties of Buyer contained in this Agreement and in any statement, certificate, schedule or other document delivered pursuant hereto, or in connection herewith, shall have been true and accurate in all respects as of the date when made and as of the Closing Date.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

6.01 Abandonment of Agreement. This Agreement may be terminated and the transaction hereby contemplated abandoned at any time prior to the Closing Date, whether before or after the approval and adoption hereof by the shareholders of each Company by (a) the mutual consent of the Board of Directors of Company and Buyer or (b) the Board of Directors of the Company if any condition to its obligations provided in this Agreement has not been met at the time such condition is to be met and has not been waived by it, or (C)) by the Board of Directors of Buyer, if any condition to its obligations provided in this Agreement has not been met at the time such condition is to be met and has not been waived by it.

6.02 Liabilities. In the event this Agreement is terminated pursuant to Section 6.01, no party hereto shall have any liability to the other and each party shall bear their own costs incurred.

6.03 Assignments. This Agreement may not be assigned by the Shareholders except with the written consent of the non assigning party.

6.04 Survival of Representations and Warranties. Company, Shareholders and Buyer agree all representations and warranties contained herein or made hereunder shall survive the Closing, except that any breach disclosed in writing to either party prior to Closing is waived by such party if it elects to close notwithstanding such breach.

6.05 Notices. All notices, demands and other communications which may or are required to be given pursuant to this Agreement shall be given or made when personally delivered or when sent via overnight delivery service, postage prepaid, addressed as follows:

6.06 Closing. The closing date for the contemplated transaction shall be on April 8, 2003.

6.07 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any and all prior agreements between the parties relating to its subject matter. The representations, warranties, covenants and conditions of the obligations of the parties hereto may not be orally amended, modified or altered, but may be amended, modified or altered in a writing signed by each of the parties, whether before or after the meeting of shareholders of Company contemplated herein.

6.08 Captions. The captions of Articles and Sections of Articles hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

6.09 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Florida and jurisdiction for any dispute shall be in Florida. By entering into this Agreement, the parties agree to the jurisdiction of the state courts within the state of Florida. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to recover all costs including reasonable attorneys' fees.

6.10 Waivers. Any failure of either party hereto to comply with any of its obligations or agreements, or to fulfill conditions herein contained may be waived in writing by the other party. No waiver by any party of any condition or the breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, shall be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

6.11 Counterparts. This Agreement may be executed in several counterparts and all so executed shall constitute one agreement, binding upon all of the parties hereto, notwithstanding that not all of the parties are signatory to the original or the same counterpart.

6.12 Successors. The terms, covenants and conditions of the Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

6.13 Binding Agreement. This Agreement represents the entire agreement among the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by the party to be charged.

6.14 Tax Status This Agreement is designed to be construed as a tax-free exchange under Section 368 of the Internal Revenue Code.

         This Agreement entered into the date first entered above.

Xstream Beverage Group, Inc.                                  WITNESS:

/s/Theodore Farnsworth
-------------------------                           ------------------------
BY:   Theodore Farnsworth
ITS:  Chairman

Total Beverage Network, Inc.

/s/Barry Wilson
---------------                                     ------------------------
BY: Barry Wilson
ITS: President

---------------                                     ------------------------
Barry Wilson

---------------                                     ------------------------
Jerry Pearring